                                                                     Exhibit 3.5

------------------------------------------------------------------------
                    PENNSYLVANIA DEPARTMENT OF STATE
                           CORPORATION BUREAU
  --------------------------------------------------------------------

   --------------------         Certificate of Organization
    Entity Number           Domestic Limited Liability Company
   --------------------            (15 Pa.C.S. (S) 8913)

   ---------------------------------------  Document will be returned
    Name                                    to the name and address
    Ronda Hood                              you enter to the left.
    ------------------------------------
    Address
    1001 Fannin, 23rd Floor
    ------------------------------------
    City          State      Zip Code
    Houston       Texas       77002
    ------------------------------------
   ---------------------------------------
------------------------------------------------------------------------

                --------------------------------------------------------
Fee: $100
-------------     Filed in the Department of State on October 12, 2001
                                                      ----------------


                  ____________________________________________________
                               Secretary of the Commonwealth

                --------------------------------------------------------



         In compliance with the requirements of 15 Pa.C.S. (S) 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

    --------------------------------------------------------------------------
      1. The name of the limited liability company (designator is required, i.e., "company", "limited" or "limited liability company" or abbreviation):
      Sunoco Partners LLC
      ---------------------------------------------------------------------
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
      2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

         (a) Number and Street       City      State    Zip      County
      1515 Market Street, #1210  Philadelphia    PA    19103  Philadelphia
      ---------------------------------------------------------------------

         (b) Name of Commercial Registered Office Provider       County
      c/o: C T Corporation System                             Philadelphia
      ---------------------------------------------------------------------
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
      3. The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):
         Name                                     Address
      Loretta J. DiLucido        1801 Market Street, Philadelphia, PA 19103
      ---------------------------------------------------------------------

      _____________________________________________________________________

      _____________________________________________________________________

 ---------------------------------------------------------------------------
  4. Strike out if inapplicable term

 ---------------------------------------------------------------------------

 --------------------------------------------------------------------
  5. Strike out if inapplicable:

 --------------------------------------------------------------------

 --------------------------------------------------------------------------
  6. The specified effective date, if any is:___________________________.
                                             month date year hour, if any
 --------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  7. Strike out if inapplicable:

  _____________________________________________________________________________

  _____________________________________________________________________________
 -------------------------------------------------------------------------------

 -----------------------------------------------------------------------
  8. For additional provisions of the certificate, if any, attach an
     8 1/2 x 11 sheet.
 -----------------------------------------------------------------------



                                    ------------------------------------------
                                      IN TESTIMONY WHEREOF, the organizer(s)
                                      has (have) signed this Certificate of
                                      Organization this

                                      12th day of October, 2001.
                                      ----        -------  ----


                                      /s/ Loretta J. DiLucido
                                      _____________________________________
                                                   Signature
                                      Loretta J. DiLucido

                                      _____________________________________
                                                   Signature

                                      _____________________________________
                                                   Signature


                                    ------------------------------------------

                          Certificate of Organization

                       Domestic Limited Liability Company




8.  Sunoco Partners LLC shall have a perpetual existence.